SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
December 20, 2009

Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On December 20, 2009, Piper Jaffray Companies (the “Parent”) and Piper Jaffray Newco Inc., an indirect wholly owned subsidiary of Parent (the “Buyer”) entered into a Securities Purchase Agreement (the “Agreement”) with Advisory Research Holdings, Inc. (the “Company”), the sellers identified in the Agreement (the “Sellers”) and Brien M. O’Brien and TA Associates, Inc., in their joint capacity as the representative of the Sellers under the Agreement, pursuant to which the Buyer agreed to purchase from the Sellers all of the issued and outstanding shares of common stock of the Company, all of the outstanding junior subordinated debentures of the Company issued pursuant to the Junior Subordinated Debenture Purchase and Stock Redemption Agreement by and among the Company and the other named parties thereto, dated September 30, 2005, all of the outstanding senior subordinated notes of the Company issued pursuant to the Senior Subordinated Note Purchase Agreement by and among the Company and the other named parties thereto, dated September 30, 2005, and all of the promissory notes to be issued by the Company following the date of the Agreement in redemption of the outstanding warrants to purchase common stock of the Company. The Company is an asset management firm based in Chicago, Illinois. The transaction is valued at $218 million, payable at closing, composed of $178 million in cash and $40 million of restricted stock.
     The transaction is expected to close in the first quarter of 2010 and is subject to customary closing conditions.
     The foregoing summary of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure
     On December 21, 2009, the Parent issued a press release announcing the execution of the Agreement. This press release is furnished as Exhibit 99.1 hereto. Furnished as Exhibit 99.2 hereto is information relating to a publicly available presentation by the Parent’s management to analysts and investors to be made on December 21, 2009. The information contained in Exhibit 99.1 and Exhibit 99.2 is being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Parent under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01 Financial Statements and Exhibits
     (d)    Exhibits

2.1	Securities Purchase Agreement dated December 20, 2009 among Piper Jaffray Companies, Piper Jaffray Newco Inc., Advisory Research Holdings, Inc., each of the persons listed on the signature page thereto and Brien M. O’Brien and TA

Associates, Inc. (excluding schedules and exhibits, which Piper Jaffray Companies agrees to furnish to the Securities and Exchange Commission upon request)

99.1	Press Release dated December 21, 2009

99.2	Materials Relating to Presentation to Analysts and Investors to be made on December 21, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: December 21, 2009	/s/ James L. Chosy
James L. Chosy
General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

2.1	Securities Purchase Agreement dated December 20, 2009 among Piper Jaffray Companies, Piper Jaffray Newco Inc., Advisory Research Holdings, Inc., each of the persons listed on the signature page thereto and Brien M. O’Brien and TA Associates, Inc.	Filed Electronically

99.1	Press Release dated December 21, 2009.	Filed Electronically

99.2	Materials Relating to Presentation to Analysts and Investors on December 21, 2009.	Filed Electronically